                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            May 24, 2002
                                                 ------------------------------


                        D&E COMMUNICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)


      Pennsylvania                  000-20709               23-2837108
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(State or Other Jurisdiction    (Commission File                  (IRS Employer
   of Incorporation)            Number)                     Identification No.)

124 East Main Street
P.O. Box 459
Ephrata, Pennsylvania                                           17522
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code         (717) 733-4101
                                                      -------------------------



             -------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      On May 24, 2002, D&E Communications, Inc., a Pennsylvania corporation ("D&E"), completed its acquisition of Conestoga Enterprises, Inc., a Pennsylvania corporation ("Conestoga"). The acquisition was completed through the merger (the "Merger") of Conestoga with and into D&E Acquisition Corp. (the "Merger Sub"), a Pennsylvania corporation and wholly-owned subsidiary of D&E, pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of January 9, 2002 (the "Merger Agreement"), by and among D&E, Conestoga and the Merger Sub.

      Pursuant to the Merger Agreement, the issued and outstanding shares of Conestoga common stock became convertible at the election of the holders thereof into (i) $33.00 in cash per Conestoga share, (ii) 2.1208 shares of D&E common stock per Conestoga share, or (iii) $33.00 in cash with respect to 55% of such holder's Conestoga shares and 2.1208 shares of D&E common stock with respect to 45% of such holder's Conestoga shares. Conestoga shareholders who would otherwise receive fractional shares of D&E common stock instead will receive a cash payment for their fractional share interests. The Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, is incorporated herein by reference.

      Conestoga is a rural local exchange carrier providing integrated communications services throughout the eastern half of Pennsylvania. As a result of the Merger, Conestoga became a privately-held company and wholly-owned subsidiary of D&E, and its stock is no longer publicly traded.

      The information contained in D&E's press release dated May 24, 2002 and announcing the completion of the Merger is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.  OTHER EVENTS.

      In connection with the Merger, D&E entered into an Amended and Restated Credit Agreement dated May 24, 2002 (the "Credit Agreement") with CoBank, ACB ("CoBank"), as a lender and administrative agent and certain other lenders. The Credit Agreement provides for a new $125 million 8-1/2 year variable rate senior secured term loan and a $75 million 8-1/2 year revolving credit facility, which represents a $25 million increase to D&E's existing revolving credit facility provided by CoBank. The Credit Agreement is also the governing document for D&E's existing $50 million term loan from CoBank. On May 24, 2002, D&E borrowed the $125 million term loan and $35 million under the revolving credit facility.

      The revolving credit facility may be used for capital expenditures, acquisitions, general corporate purposes and working capital needs. Borrowings under the Credit Agreement are secured by substantially all of the tangible and intangible personal property, including without limitation accounts receivable, inventory, equipment and intellectual property, of D&E and its direct and indirect subsidiaries, and a pledge of all of the shares of stock, partnership interests and limited liability company interests owned by D&E and its direct and indirect subsidiaries. Each of D&E's direct and indirect subsidiaries, including Conestoga, have agreed to guarantee the obligations under the Credit Agreement.
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      The $125 million term loan and borrowings under the $75 million revolving credit facility bear interest at D&E's option at either the U.S. prime rate plus 1.75% to 2.75% or at LIBOR plus 2.25% to 3.75%, depending on D&E's total leverage ratio. The $50 million term loan bears interest at D&E's option at either the U.S. prime rate plus 2.00% to 3.00% or at LIBOR plus 2.50% to 4.00%, depending on D&E's total leverage ratio. D&E is also required to maintain interest rate protection on one-half of the total amount of senior indebtedness outstanding, with a weighted average life of at least 2 years, beginning on November 24, 2002.

     The Credit Agreement contains customary negative and affirmative covenants, including financial covenants relating to total leverage, debt service coverage, total indebtedness to total capital, fixed charge coverage and capital expenditures. The Credit Agreement also restricts, among other things, the ability of D&E and its subsidiaries to pay cash dividends, incur additional indebtedness, incur liens, engage in mergers, acquisitions and assets sales, make loans and investments, transact with affiliates, alter the business D&E conducts, and dispose of any of assets or stock. The Credit Agreement is filed as Exhibit 99.5 to this Current Report on Form 8-K.

     Upon completion of the Merger, Jean M. Ruhl, who served as a director of Conestoga before the Merger, was elected to D&E's Board of Directors and Albert
H. Kramer, who served as President of Conestoga before the Merger, was appointed Senior Vice President of D&E.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Financial Statements of Business Acquired.

      The audited financial statements of Conestoga Enterprises, Inc. as of December 31, 2001 and 2000, and for each of the years in the three year period ended December 31, 2001 including the notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference. The unaudited financial statements of Conestoga Enterprises, Inc. as of March 31, 2002 and for each of the three month periods ended March 31, 2002 and 2001, including the notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

      (b) Pro Forma Financial Information.

      The unaudited Pro Forma Combined Condensed Statements of Operations of the Company for the year ended December 31, 2001 and for the three months ended March 31, 2002 and the unaudited Pro Forma Combined Condensed Balance Sheet of the Company as of March 31, 2002 are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference.

      (c) Exhibits.

Exhibit No.   Description

2.1 Amended and Restated Agreement and Plan of Merger dated as of January 9, 2002 among D&E Communications, Inc., Conestoga
              Enterprises, Inc. and D&E Acquisition Corp.(1)

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
23.1          Consent of Beard Miller Company LLP.

99.1          Press Release of the Company dated May 24, 2002.

99.2          Conestoga Enterprises, Inc. Financial Statements as of December
              31, 2001 and 2000 and for each of the years in the three year period ended December 31, 2001.

99.3          Conestoga Enterprises, Inc. Unaudited Financial Statements as of
              March 31, 2002 and for each of the three month periods ended March
              31, 2002 and 2001.

99.4 Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 2001 and for the three months ended March 31, 2002 and Unaudited Pro Forma Combined Condensed
              Balance Sheet as of March 31, 2002.

99.5 Amended and Restated Credit Agreement dated as of May 24, 2002 By and Among D & E Communications, Inc., as Borrower, Each of the
              Subsidiary Guarantors referred to therein, and CoBank, ACB, as Administrative agent and a Lender and the other Lenders referred to therein.

____________________
(1)  Previously filed as, and incorporated by reference from, Exhibit 2.1 to the
     Company's Current Report on Form 8-K filed with the Commission on
     January 7, 2002.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    D&E COMMUNICATIONS, INC.



                                    By:   /s/ Thomas E. Morell
                                        ---------------------------
                                          Thomas E. Morell
                                          Vice President, Chief Financial
                                          Officer and Treasurer

                                    Date:   June 10, 2002
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                                  EXHIBIT INDEX

Exhibit No.   Description

2.1 Amended and Restated Agreement and Plan of Merger dated as of January 9, 2002 among D&E Communications, Inc., Conestoga
              Enterprises, Inc. and D&E Acquisition Corp.(1)

23.1          Consent of Beard Miller Company LLP.

99.1          Press Release of the Company dated May 24, 2002.

99.2          Conestoga Enterprises, Inc. Financial Statements as of
              December 31, 2001 and 2000 and for each of the years in the three year period ended December 31, 2001.

99.3          Conestoga Enterprises, Inc. Unaudited Financial Statements as of
              March 31, 2002 and for each of the three month periods ended
              March 31, 2002 and 2001.

99.4 Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 2001 and for the three months ended March 31, 2002 and Unaudited Pro Forma Combined Condensed
              Balance Sheet as of March 31, 2002.


99.5 Amended and Restated Credit Agreement dated as of May 24, 2002 By and Among D & E Communications, Inc., as Borrower, Each of the
              Subsidiary Guarantors referred to therein, and CoBank, ACB, as Administrative agent and a Lender and the other Lenders referred to therein.

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(1)  Previously filed as, and incorporated by reference from, Exhibit 2.1 to the
     Company's Current Report on Form 8-K filed with the Commission on
     January 9, 2002.

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